SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) February 1, 2005

Intersil Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-29617	59-3590018
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

675 Trade Zone Boulevard, Milpitas, CA	95035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 945-1323

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 and Item 2.02. Regulation FD Disclosure and Results of Operations and Financial Condition

On February 1, 2005, Intersil Corporation issued a press release announcing its financial results for the fiscal quarter ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report pursuant to Regulation FD and Item 2.02.

Item 5.02. Departure of Directors or Principal Officers

In the press release dated February 1, 2005, Intersil Corporation also announced that Dan Heneghan, the Company’s Chief Financial Officer (CFO), plans on leaving the position effective June 30th, 2005.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated February 1, 2005 announcing the Results of the Fourth Quarter of Fiscal Year 2004

SIGNATURE

Pursuant to the requirements of the Signature Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INTERSIL CORPORATION

By:	/s/ Thomas C. Tokos
Name:	Thomas C. Tokos
Title:	Vice President

Dated: February 1, 2005

Exhibit Index

Exhibit Number	Description
99.1	Press release issued by Intersil Corporation on February 1, 2005.